Exhibit 10.57

EXECUTION COPY

AMENDMENT NUMBER FOUR

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 31, 2013, as Amended and Restated to and Including June 17, 2016

among

CALIBER HOME LOANS, INC.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER FOUR (this “Amendment Number Four”) is made this 30th day of April, 2018, among CALIBER HOME LOANS, INC., a Delaware corporation (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of May 31, 2013, as Amended and Restated to and including June 17, 2016, among Seller, Buyer and Agent, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement to modify the Termination Date thereunder, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of April 30, 2018 (the “Amendment Effective Date”), the definition of Termination Date in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date” shall mean July 13, 2018 or such earlier date on which this Repurchase Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Effectiveness. This Amendment Number Four shall become effective as of the date that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number Four (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Sections 13.04 and 13.06 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

SECTION 5. Binding Effect: Governing Law. THIS AMENDMENT NUMBER FOUR SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER FOUR SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Four may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Four need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CALIBER HOME LOANS, INC., (Seller)

By:	/s/ William Dellal
Name:	WILLIAM DELLAL
Title:	CFO

MORGAN STANLEY BANK, N.A. (Buyer)

By:	/s/ Matthieu Milgrom
Name:	Matthieu Milgrom
Title:	Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (Agent)

By:	/s/ Chris Schmidt
Name:	Chris Schmidt
Title:	Vice President

Amendment Number Four to MRA